Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bonnie Watson, the Chief Executive Officer and Chief Financial Officer of Licont Corp., hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of Licont, Corp.

Date: February 10, 2015	LICONT CORP.

	By:	/s/ Bonnie Watson
Bonnie Watson
Chief Executive and Financial Officer
(Principal Executive, Financial and Accounting Officer)